Exhibit 99.1
Investor Day March 2007

This presentation contains forward-looking statements, including statements regarding future results. These statements are subject to certain risks and uncertainties, including but not limited to Aimco's ability to maintain occupancy, maintain and increase rental rates, lease-up redevelopment and acquisition properties and generate fee income as projected. Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond Aimco's control. These factors are described in Aimco's filings with the Securities and Exchange Commission, including Aimco's Annual Report on Form 10-K . This presentation and these forward-looking statements include Aimco's analysis and conclusions based in part on third party data (including information on cap rates and market growth rates) and reflect management's judgment as of the date of these materials, which are subject to change based on macro-economic factors beyond Aimco's control. Aimco assumes no obligation to revise or update to reflect future events or circumstances. A change in cap rates, market growth rates or other such items could affect the analysis and conclusions reached herein. In addition, this presentation includes certain non-GAAP measures, which Aimco defines and reconciles to GAAP in its supplemental schedules to its quarterly earnings releases - see in particular the Glossary, Supplemental Schedule 2 and Supplemental Schedule 3. The information contained herein does not constitute an offer or the solicitation of an offer for the purchase or sale of any securities. The NAV per share information is not intended to represent the present or expected future value of Aimco's common stock. Forward-looking Statements and Other Information

Terry Considine Chief Executive Officer

2006 was a great year for Aimco What we said: What we did: - FFO per share $2.81 to 2.97 $3.09 per share - SSS NOI growth (year-over-year) 6.5% - 7.5% 9.5% SSS growth - Asset Mgt NOI (after tax) $16 -19M $28M - G&A Savings, before variable comp $8 - 10M $8M - Capital Replacement Spending $500 - 550 / door $535 / door - Conventional Redev spending (AIV) $110 - 150M $178M - Gross Dispositions $850 - 1,050M $1,290M - Acquisitions $70 - 80M $176M - Redemption of Preferred Shares $287M $287M 2006 Investor Day - Recap

Today will focus on 2007 Apartment fundamentals are good We have a clear strategy to create NAV We have a superb team of leaders to execute our strategy, many of whom are here today Let me introduce them in the order in which they will speak: David Robertson - President and CEO, Aimco Capital Harry Alcock - EVP, Aimco Capital Lance Graber - EVP, Aimco Capital Tim Beaudin - EVP, Chief Development Officer Jeff Adler - EVP, Property Operations Tom Herzog - EVP, Chief Financial Officer 2007 Investor Day

David Robertson President and CEO Aimco Capital

History of Aimco Initial Public Offering in 1994 with $315M GAV, generating 17.7% CAGR through 2006 Rapid growth followed by integration period Doubled in size every 18 months from 1994-2002 through several large portfolio acquisitions Rationalized portfolio and operations, selling 356 properties worth over $4.5 billion from 2001 - 2006 and exiting the 3rd party property management business Built operating infrastructure to take advantage of scale and support growth Operating platform stabilized by 2006, positioning Aimco for growth * Book value of real estate before depreciation from Aimco annual 10K's consolidated balance sheet, 1994-2006

Strategy and Investment Overview We believe the multifamily sector is attractive both near-term and long- term Near-Term Entry of the "Baby-Boom Echo" generation into housing markets Good job growth in the economy High cost of owned housing alternatives Long-Term Predictable demand based on demographics Shorter term leases permit frequent readjustments to offset inflation Tenant diversification reduces credit risk Lower rate of product obsolescence Favorable financing, both tax exempt and agency debt

Strategy and Investment Overview Our primary focus is to increase the Net Asset Value ("NAV") of the company We strive to increase NAV growth through value added transactions, superior operations and redevelopment We prefer a balanced portfolio of assets We actively manage and reallocate capital with the goal of producing the highest risk adjusted returns We consider total leveraged returns in investment decisions

How We Create Value Acquire assets where land is 50% or more of total value Improve property operations and incubate while land appreciates Redevelop and/or re- entitle high land value assets when market conditions allow Upon stabilization, hold for increased cash flow or sell at gain, depending upon IRR and REIT tax rules IRR and REIT tax rules IRR and REIT tax rules IRR and REIT tax rules IRR and REIT tax rules IRR and REIT tax rules IRR and REIT tax rules IRR and REIT tax rules IRR and REIT tax rules IRR and REIT tax rules IRR and REIT tax rules IRR and REIT tax rules IRR and REIT tax rules IRR and REIT tax rules IRR and REIT tax rules IRR and REIT tax rules IRR and REIT tax rules

Organized for Growth Historically, conventional and affordable businesses managed as separate divisions Business activities now organized in three groups to drive efficiencies and growth in NAV Corporate support services also being realigned to support growth and productivity gains Redevelopment Conventional and affordable redevelopment and construction services Operations Conventional and affordable property operations Aimco Capital Conventional and affordable asset management and transactions

Aimco Capital Overview Aimco Capital is responsible for strategy and asset management activities, including capital allocation, investments, joint ventures, transactions and entitlements for Aimco's $14 billion portfolio of conventional, affordable and university housing properties In addition, we earn fees for providing asset management services for more than $3 billion of investment capital for several hundred institutional joint ventures and retail limited partnerships Recent integration of transaction groups puts senior people closer to the assets, allowing for a better understanding of NAV and improved ability to execute Team includes 85 professionals located in 10 offices

Aimco Portfolio Portfolio is diversified by price points and geography Balanced in terms of price points We especially like lower price point properties with high land values, which support redevelopment and entitlement activities Balanced geographically, providing for improved risk adjusted returns At year end 2006, our 470 conventional communities were located in 53 markets Variety of markets which provide a balance of current income and future growth prospects Portfolio is of high quality, supporting strong NOI growth and redevelopment activities

On average, Aimco has a 'B' portfolio: One-half of conventional NAV is invested in 'B' properties 'A' Property: Average rent greater than 125% of REIS market average 'B' Property: Average rent between 90-125% of REIS market average 'C' Property: Average rent less than 90% of REIS market average Price Point Diversification * Market rents provided by REIS, 2006

Geographic Diversification 76% of estimated GAV is in 15 markets, none greater than 12.5%

Portfolio Quality Summary: Aimco portfolio has job and population growth far exceeding US average Housing values near Aimco properties* are nearly 1.5 times the national average Well located properties with average rent levels in growth markets provide opportunities to increase rents and NAV through redevelopment * Housing values of the 2,500 households nearest to Aimco properties, on average a 0.7 mile radius from property

Conventional portfolio is segmented into three categories: higher barrier, job growth, and trading Representative markets include: Asset Allocation Higher Barrier Boston Chicago Los Angeles Miami New York San Diego Washington D.C. Job Growth Denver Norfolk Orlando Philadelphia Phoenix Tampa Trading Dallas / Fort Worth Detroit Houston Indianapolis

Aimco NAV = $7.9 billion, or $69.50 / share * Capital will be reallocated based on expected risk adjusted levered IRRs Asset Allocation * Real estate valued using trailing twelve month NOI and PPR 'Yield' cap rates, fee businesses valued using multiples based on predictability of future revenue, see appendix for NAV calculation details

Higher Barrier Markets We like the characteristics of higher barrier (often lower cap rate) markets, provided we can achieve target returns Historical data shows that investing in low cap rate markets without a value add component has usually been a losing strategy We pursue value added investments in redevelopment, entitlement and structured transactions Asset Allocation

Job Growth Markets We believe high job growth markets also provide attractive investment opportunities Higher current cash flow yields provide the opportunity to use appropriate leverage to generate higher risk adjusted returns Relative impact of rising cap rates is less in higher cap rate markets Asset Allocation Low cap rate example assumes annual NOI growth of 8.5%, 7.5%, 6.5%, 5% & 3.5% (perpetual) High cap rate example assumes annual NOI growth of 2% Both examples assume an 8% unlevered IRR to second generation buyer

Asset Allocation Affordable Properties We like affordable properties for their steady and recurring cash flow resulting from rent and/or capital structures that are subsidized by the government Significant opportunity to create NAV through tax credit syndication and redevelopment of captive pipeline and future acquisitions Expect to raise $125 million of tax credit equity in 2007, which will create approximately $30 - $45 million of NAV

Asset Allocation Entitlements Large pipeline of 100 or more properties where opportunities exist for increased density Once the entitlement is obtained, we realize value through development of new units or sale of the entitled land To date, we have entitled nine properties increasing the number of entitled units from 5,440 to 10,826 Three of these properties were sold during 2006 for $30M over apartment value

Asset Allocation Entitlements Our active pipeline includes 32 properties totaling approximately 20,000 units with a current estimated GAV of $1.9 billion We expect to realize value from this activity as we move properties through the production pipeline from identification, to entitlement application, to entitlement approval to redevelopment and/or sale

Asset Management Existing operating, redevelopment and transaction platforms enable us to grow our third party asset management business with little incremental investment Asset management and tax credit syndications represent high ROE activities that are important drivers of NAV growth Asset Allocation

Harry Alcock Executive Vice President Aimco Capital

Case Studies of Recent Investments We target at least mid-teen levered IRRs for our acquisitions. Achieving this IRR target in a competitive investment environment: Sometimes requires a value add component such as redevelopment Sometimes requires us to take advantage of below market rents due to governmental regulation, such as Manhattan rent stabilization Sometimes requires financial structuring We have included case studies of recent Aimco transactions that illustrate these three concepts Other investment activities that support our investment philosophy include: Joint ventures in non-core 'trading' markets (e.g. GEJV) Entitlement opportunity - Orchidtree

Case Study - Redevelopment Pacifica Park - Pacifica, CA Before After

Pacifica Park - Pacifica, CA Case Study - Redevelopment

Case Study - Structured Transaction West Harlem Portfolio 107 W. 113th Street 1829 ACP Blvd.

Case Study - Structured Transaction Case Study - Structured Transaction

Case Study - Joint Venture Joint Venture - GE 36 assets, 10,000 units Closed 12/30/03 and generated proceeds of approximately $125M Primarily trading markets (Houston, Dallas, Cincinnati) The joint venture provides the following benefits Increases Aimco's return on the retained ownership piece through favorable promotes Reduces but maintains exposure to markets with higher yields Retains economies of scale for Aimco's operating platform

Orchidtree - Scottsdale, AZ Realized $19M of increased value NOI prior to sale of $900k Value prior to sale of $17M (1) Sale price of $36M (2) Entitlement plan allowed for 27% increase in unit count Rental or ownership flexibility Case Study - Entitlement Opportunity

Lance Graber Executive Vice President Aimco Capital

Low Income Housing Tax Credits were introduced in 1986 to stimulate the development of affordable housing Tax credits are allocated to states based on population, and then awarded to projects on a competitive basis Developers typically sell the tax credits to syndicators, who then sell them to investors (primarily banks) Investors receive annual tax credits plus losses over 10-15 years to offset federal tax liability Owners receive operating and residual cash flow Tax Credits

Low Income Tax Credits - Continued Property is typically required to limit occupancy to tenants at or below 60% of area median income for 30 years Approximately $6 billion of tax credit equity was raised during 2006, of which Aimco raised $104 million or 1.7% of the total Provides opportunity for Aimco to acquire and redevelop properties while investing little if any of our own capital Tax credit syndications are expected to generate NAV equal to 25-35% of the equity raised Tax Credits

Case Study - Tax Credit Redevelopment Copperwood Apartments, 300 units Woodlands, TX, Section 8

Completed Tax Credit Syndications Deferred income related to completed tax credit syndications currently totals $192 million The future FFO impact of the amortization of deferred income (net of tax) for completed tax credit syndications is reflected below

Tim Beaudin Executive Vice President Chief Development Officer

Conventional Redevelopment (in millions) * Targeted Investment Return is 7.5%-8.5%, unlevered IRRs exceed cash-on-cash

Tax Credit Redevelopment (in millions) Estimated spend of $150 million on 2007 projects assumes $125 million of tax credit equity raised, which will generate approximately $30 - $45 million of NAV

Yorktown - Lombard, Illinois Conventional Redevelopment NAV Accretion

Yorktown - Lombard, Illinois Units: 364 Scope of Work: Interiors: New kitchens and baths and flooring upgrades Exteriors: Updated landscaping, new signage and upgraded entry treatments Common Areas: Renovated clubroom, common corridors and lobby ROC: 8.1%

Yorktown - Lombard, Illinois After Before

Hillcreste - Los Angeles, California Units: 315 Scope of Work: Interiors: New gourmet kitchens and bathrooms, new flooring, closet organizers and granite fireplace surrounds Exteriors: New entry drive, upscale landscaping/lighting and new paint Common Areas: New clubhouse with media screening room and business center; new pool/spa area and upgraded lobbies and corridors ROC: 12.5%

Hillcreste - Los Angeles, California After Before

The Lodge on the Chattahoochee - Atlanta, Georgia Units: 312 Scope of Work: Interiors: Renovated kitchens and bathrooms, new lighting, paint and carpet Exteriors: New roofs, siding, windows, railings, landscaping and site amenities including a nature trail, sport court and playground Common Areas: New "lodge" clubhouse, leasing office, fitness center and clubroom ROC: 8.2%

Before After The Lodge on the Chattahoochee - Atlanta, Georgia

Units: 336 Scope of Work: Interiors: Renovated kitchens, bathrooms, and new stackable washer/dryer cabinets Exteriors: New private patios at each unit, gated entry, landscaping, paint, roof repairs Common Areas: Renovated clubhouse, fitness center, yoga studio, screening room, carwash and bocce court ROC: 8.8% Four Quarters Habitat - Miami, Florida After Before

Four Quarters Habitat - Miami, Florida After Before

Development Senior Management Hires Since January 2006

Energy Conservation Investments

Product Standards Opportunity: Large capital allocation Simplify process throughout lifecycle Unit interiors primary focus Approach: Partnered with RTKL to define target customer Created mock-up units to verify design/cost Identify standards and national vendors where applicable Programs: Current: kitchen/bath products, appliances, paint, flooring, lighting Future potential: roofing, siding Tamarac - Denver, Colorado

Major Redevelopments Treetops - San Bruno, California Creekside - Denver, Colorado Springhill Lake - Greenbelt, Maryland Lincoln Place - Venice, California

Break Please Return at 11:25 a.m.

Jeff Adler Executive Vice President Property Operations

AIMCO Operations Financial Performance a. Past, Present, Future Expectations Operations Strategy Roadmap Operational Excellence Customer and Team member Experience Customer Based Product Lines

Same Store Financial Performance- Exceeding Peers for Prior Eight Quarters

Same Store Financial Performance Occupancy gains (200 bps in 2006, to 94.4%) take a back seat to rent growth in 2007

SSS 2007 Financial Objectives Occupancy: 0 - +60 bps increase based on: Recoveries earned in from Atlanta, Carolinas, Midwest, Houston potentially mitigated by 2007 transitions in Florida, Phoenix. Rate: 4.5% - 5% based on earn-in from 2006 Rents, with moderation of increases from a white-hot Florida & Phoenix. Other Revenue +50 bps from utility reimbursements, other inventory, bad debt.

SSS 2007 Financial Objectives

Aimco Conventional Strategy Roadmap Revenue 2004/5 Resident Quality Marketing & Media Customer Response (phone & email) Sales (New & Renewal) Revenue Management Expense, Capital & Service Mgt 2006/7 Turn Production Vendor Management Customer Service Measurement Product Lines (student) Customer Experience 2007/8 Revenue growth through customer experience, style and product differentiation Increasing emphasis on Team-member processes and systems Web Enablement Ramp up of Redevelopment & Capital Programs Customer Information as Competitive Advantage 2008/9

Operational Excellence - Continuing to build the platform Process and Standards - Synchronization enabled via enhanced forecasting Data-driven people and culture, with the tools to match A benefit from PROFIT- our revenue management system Directly influences vacancy cycle times - each day is worth $1M/yr Deployment of newly revised Operating standards (developed in 2006) Process first, automation second Automate the Routine, Humanize the Exception - Improving Productivity, the hiring profile, and the Customer Experience Done in 2006 Electronic Procurement Electronic Revenue Management Electronic Lease Documentation On Tap for 2007 2nd Phases of 2006 deployments Centralize Accounts Payable -73 properties in pilot EZ Pay - Electronic Payments Platform Site Technology Upgrades Internet Customer Experience

PROFIT (Pricing Revenue Optimization and Forecast Information Tools) - AIMCO's Revenue Management System Historical detail to the lease level is also available for the Property and ROC teams. (each dot is a lease)

Web Strategy - On-line Transaction Support is just the Start On-line Leasing - execution in stages Pricing System Multiple Price Points Doc Gen Moving lease paper work Availability Data vendor export utility Existing on-line applications 16% or 17,258 in 2006 Rent Collection 7,500 payments/month on-line by residents, 5% of total Maintenance orders 11,854 since 9/06 Renewals Coming

The Customer Experience - Extending the Operating Platform Customer Engagement Commitment to create in-person experiences at each touch-point that build relationships Enabled by reallocation of labor away from high volume, repetitive transactions Driven into the culture by tying customer experience metrics into variable compensation

Customer Experience Measurement Touch Points Measured Site Visits Move Ins Maintenance Requests Relationship Checkpoints An email based survey system, (55% of customers have email)

The Team Member Experience - Extending the Operating Platform Team Member Engagement Selection - Behavior based hiring screens in validation process HR People Pipeline Mgmt System - START - deployed Q1-07 Training Continued CM training program Learning Management system deployed 1/06 New long-term training relationship with the Disney Institute Retention Programs "Aiming for the Stars ", Aimco Cares, Aimco Cares4U, College Scholarships, Active Duty Service Members paid, 401(k) match, Tuition Reimbursement, Scorecard payments to 63% of properties in 2006 Performance mgmt, career paths, succession planning programs

Team Member Experience- 2006 CM Training Results (at 120 days post hire vs. last year)

Aimco Product Lines
Customer Intimacy and Scale

- Product Line % based on 2006 NOI

4%	69%	11%	4%	11%
UNIVERSITY	Baseline – (Women, Ages 25-35) 94% Occupancy, ~5% Rev/Unit ~108,400 Units	Redevelopment	Acquisition/NYC	Affordable Family & Senior ~35,000 Units 97% Occupancy ~+4% Rent
95% Occupancy ~+7% Rev/Unit ~5,600 Units		(Up Scale Singles and Couples) ~18,000 units Jump in Asset Class ~+15% - 20% Rent	~3000 Units (same as RDV)	

* Commercial/Other 1%

AIMCO
68

Customer Segmentation - University Customer segments within each property are closely monitored due to varying lease up duration versus normal customer movement - example University

Redevelopment Operations We have formed separate operating units within our four Divisions that focus on Redevelopment Different time horizons, level of complexity Aligned with the emerging product line and its eventual brand. Repositioning is more than Redevelopment of the physical asset Staff qualification, training, resident services These groups will execute against consistent product line standards These are partnered with regionally based Redevelopment Leaders and Construction Services teams to form cohesive teams Objectives are specific as to rate, cycle times, and customer experience

Rent Subsidized Operations Dedicated team with operations focus on the compliance and social aspects of resident qualification, government relations, and asset preservation Won 19 local and national awards for service and quality Specialized support teams in Compliance and Government rent increase approval processes Charter now expanded across entire operating business 1,100 staff members across 300 locations in three regions Opportunity to leverage support functions across entire business in Financial control, HR, IT, Compliance, Government rent subsidy mgmt in addition to existing shared resources in purchasing, energy, insurance, and property tax Sufficient density exists to enable product specialization within most geographies, and we will reach scale in some (i.e. Minneapolis)

Operations Summary Operations is aligned with the Investment and Business Strategy We executed well in 2006 and look to continued improvement in '07 The Operations Platform is in good shape with continued focus on Operational Excellence through process controls, standards, and thoughtful automation. We are busy at working extending the operating platform by taking our same disciplined, data driven approach to creating consistently great customer experiences We are developing product lines, and specializing as prudent, so as to give us the benefit of customer intimacy and leveraging our scale. We're just in the early innings

Tom Herzog Executive Vice President Chief Financial Officer

Discussion Topics Summary of Growth Engines Financial Strategy 2007 FFO Guidance Details YE 2006 NAV 'Construct'

Summary of Aimco Growth Engines

Growth Engine	Potential NAV Creation
Operations →	– Continue Operational Excellence & Customer Oriented approach expected to provide outsized NOI growth – Each 1% increase in NOI ~ $1.15 per share
Redevelopment →	– Redevelopment spending in low cap markets drives value – Each $100M (8% yield) in a 5.25% cap market ~ $0.45 per share
Entitlement →	– Increasing density in desirable markets – Adding 1,000 units @ $25K / unit ~ $0.20 per share
Tax Credits →	– Tax Credit Transactions are NPV Positive – Each $100M of Tax Credits ~ $0.30 per share

AIMCO 75

Financial Strategy Aimco's Financial Strategy Supports our Growth: Non-Recourse Property Debt Allows Higher Leverage & Superior Risk-Adjusted IRR DSC & LTV tailored to the asset or pool Non-recourse is safer Laddered debt maturities and matched duration to our asset strategies Use of Floating Rate Debt Evidence supports lower long-term interest costs with floating rate debt Match-funds apartment leases Sized with consideration of acceptable FFO volatility Key Growth Activities are Substantially Self Funded / Financed Out Conventional Redevelopment is funded to 90 to 100% of capital spending Affordable Redevelopment is funded with tax credit equity Entitlement requires little capital

Aimco's Capitalization Structure YE 2005 vs. YE 2006 (3) $0 $3,000 $6,000 $9,000 $12,000 $15,000 $5.2 Billion Property Debt $0.6 Billion Corporate Debt $1.1 Billion Preferred Equity $4.0 Billion Common Equity at $37.87 per Share (2) $5.5 Billion Property Debt (1) $0.5 Billion Corporate Debt $0.9 Billion Preferred Equity $6.0 Billion Common Equity at $56.02 per Share (2) 63% 37% 53% 47% 12/31/05 12/31/06 In the last year Aimco has improved the strength of our balance sheet by redeeming high-cost preferred equity and increasing our non-recourse property debt: (3) Free Cash Flow (FCF) Coverage Ratio 1.43 1.61 Property Debt Service Coverage Ratio 1.46 1.46 (1) $147M of the property debt increase from 2005 to 2006 is attributed to the revised tax credit treatment on the related Affordable properties. (2) Equity Valuation calculation uses Class A Common Stock and Common Partnership Units outstanding at year end. (3) FCF Coverage Ratio is equal to AFFO plus interest and preferred dividends divided by interest plus preferred dividends.

Non-Recourse Property Debt vs. Corporate Debt Non-recourse property debt provides lower cost and safer financing at substantially higher leverage levels BBB- BB+ Corporate Debt (1) 30-40% 40-50% Total Debt / Total Cap Total Debt / Total Cap Corporate Spreads 110-130 bps 155-200 bps Secured Asset Borrowing (2) 65 - 70% LTV 71 - 76% LTV 130 - 140 DSCR 120 - 130 DSCR CMBS / Agency / Life 85-110 bps 90-115 bps Corporate debt pricing supplied by Wachovia and Bank of America. Corporate Debt ratings depend on a number of quantitative and qualitative factors in addition to the financial ratios noted in the table above. Secured Asset borrowing pricing based on a summary of seven life companies and Freddie Mac. Loan sizing is based on Fitch's rating guidelines for single borrower multifamily transactions.

Leverage Considerations Source: Bank of America Securities, March 2007 PRIVATE MARKET PARTICIPANT LTV RATIO (1) .. 74% 73% 71% 70% 70% 67% 63% 20% 30% 40% 50% 60% 70% 80% Apartments Regional Malls Industrial Self-Storage Office Lodging Restaurant Public REIT DEBT / TOTAL MARKET CAPITALIZATION (2) .. 41% 37% 36% 35% 32% 30% 34% 20% 30% 40% 50% 60% 70% 80% Regional Malls Office Self-Storage Industrial Apartments Diversified Lodging Multifamily assets are more leveragable than other property types: Tenant diversification reduces credit risk Relatively inelastic demand - landlord pricing power A recent survey of private market participants shows they are more aggressive in employing leverage than publicly traded REITs

Redevelopment - Funding Methodology We expect to fund the majority of our Redevelopment spending through Non-Recourse Property Debt: Re-leverage & recast the debt (recaptures prior amortization & increase in GAV) Construction financing "Top-Off" Loan upon stabilization Redevelopment cost is substantially "financed out" over time with the value created 0.0 50.0 100.0 150.0 200.0 250.0 300.0 Loan Restructure Construction Funding Stabilized Funding $126.6 $223.7 $255.5 Re-leverage/Recast Construction Funding Stabilized Funding 2007 Redevelopment Funding Schedule (in millions)

Managing Cost of Capital - Floating Rate Exposure Floating rate debt at 12/31/06 was $1.7 billion. FFO exposure to LIBOR fluctuations is mitigated by Bond Market Association (BMA) floating rate debt, floating rate assets and capitalized interest: (in millions) Total variable rate debt (1) $1,721 Total variable assets (2) (765) Variable rate debt net of variable rate assets 956 Adjustments to effective variable rate debt: Adjustment to tax-exempt (3) (203) Adjustment for investment in redevelopment (165) Effective Variable Rate Debt $ 368 FFO Per Share Sensitivity to 1% LIBOR Change $ 0.013 per quarter (1) Includes $1.1 billion of property debt, $0.5 billion of corporate debt and $0.1 billion of CRA Preferred. Our $1.7 billion of floating rate exposure consists of $635 million of BMA and $1.065 billion of LIBOR exposure. (2) Includes cash/restricted cash of $0.5 billion and the third party share of GP and other loans of $0.3 billion. (3) Tax exempt debt fluctuates at approximately 68% of a 1% change in LIBOR rates.

2007 FFO Guidance FFO Guidance $3.25 to $3.40 2007 FFO (at the midpoint) $3.33 2006 FFO $3.09 FFO Growth $0.24 FFO Growth expected from: SSS NOI .36 Tax Credit Syndications, net of tax .03 Accretion and Land Gains (.05) Redevelopment drag (.04) 2006 Share price dilution earn-in (.05) Other (.01) Assumptions for 2007: SSS NOI up 5.5 to 7.5% Revenue 5.0% to 6.0% Occupancy 94.0% to 95.0% Expenses 3.5% to 4.5% Growth in tax credit activities Reduction in accretion and land gains Expanded redevelopment program Share dilution due to earn-in of 2006 increase in share price G&A flat, excluding variable comp Solid growth is expected to continue in 2007

Real Estate Gross Asset Value: 12/31/06 See Appendix for calculation methodology (in millions)

NAV Construct: 12/31/06 (in millions) See Appendix for calculation methodology

NAV Construct: 12/31/06 GAV and NAV Splits We Expect Our Key Growth Engines to Drive NAV in 2007: Property NOI (each 1% growth ~ $1.15 / share), Redevelopment (each $100M ~ $0.45 / share) Entitlement (each 1,000 units ~ $0.20 / share), Tax Credits (each $100M Credits ~ $0.30 / share) (1) NAV and NAV per share for each line identified in the table above is calculated by taking GAV identified in that line less allocated property plus corporate debt and preferred shares of $6,826. The debt is allocated to each line based on the GAV percentage share of the line in relation to total GAV See Appendix for additional calculation methodology (in millions)

Terry Considine Chief Executive Officer

Summary - 2007 We have a balanced & well-maintained portfolio, a strong property management platform & team, and expect to drive predictable & above-average results from property operations. We have multiple drivers of NAV growth: Expected strong NOI growth from our portfolio; A deep pipeline of redevelopment & entitlement opportunities; and Increased asset management income, especially from growth in our tax credit business. Our expected gains are magnified by operating and financial leverage, primarily from our non-recourse property debt. Our growth activities are largely self-funded by property debt secured by the value created and by tax credits.

How We Create Value Market Selection Operational Excellence Capitalization Strategy Measuring Success - NAV Sell at Gain Redevelopment, Entitlement and Tax Credits Lease Up Acquire High Land Value Assets Operate and Incubate

Questions & Answers

Lunch Property Tour Bus Will Begin Loading at 12:50 p.m. at the 42nd Street Entrance Bus Departs at 1:05 p.m.

Appendix NAV Calculation Methodology

NAV Calculation Methodology Footnotes on following page (in millions)

NAV Calculation Methodology (continued) Property NOI from Supplemental Schedule 2b (trailing 12 months), or $783.8M, less a management fee assumed to equal to $350 per unit (AIV effective units from Supplemental Schedule 11), or $47.1M. This result is divided by the weighted average property cap rate of 5.48% (5.33% for Conventional and 7.23% for Affordable), which for Conventional properties is based on third party data derived by market and for Affordable properties on the weighted average NOI cap rate for all Affordable properties sold over the prior 10 Quarters. Estimated book value of units out of service due to redevelopment is $135M ($107M Conventional Properties and $28M Affordable Properties). Estimated value of Land and Entitled Land is $420M: approximately $220M related to the book value of Lincoln Place and Treetops and $200M for Entitled Land Value. Entitled land value is management's estimate of the amount by which the land value of 17 entitlements received for increased density exceeds the value of the 17 properties as used currently. Cash plus restricted cash balances of $175.1M and $280.7M per Supplemental Schedule 3. Property management income used to estimate the value of property management is derived by using the property management revenue from Supplemental Schedule 2b less a property management expense of $350 per unit, which is management's estimate of market-based management fees (Partnership share of units from Supplemental Schedule 11). This property management NOI is valued at the corresponding property cap rates. Asset management and tax credit income, net of tax (estimated at an approximate 28% effective rate), is based on the actual 2006 NOI net of estimated taxes, valued at a seven times multiple, or approximately five times pre-tax NOI. Property and corporate debt plus preferred shares of $6,826M includes total property and corporate debt from Supplemental Schedule 3, and total preferred stock from Supplemental Schedule 4. Preferred stock excludes the Class W convertible preferred stock of $100M, whose conversion has been assumed in the diluted share count in calculating NAV. Other liabilities net of other assets is the sum of non-real estate and cash assets from Supplemental Schedule 3, excluding deferred financing costs, goodwill and management contracts netted against the sum of non-debt liabilities, plus Notes Receivable from Consolidated Partnerships (footnote [b] Supplemental Schedule 3). Other Liabilities exclude $69.6M related to deferred income from Tax Credit Syndications closed prior to the year end 2006. Refer also to footnotes at the bottom of Supplemental Schedule 3 for additional detail. Per share NAV is calculated using approximately 114M shares. This share count includes: 107M shares of Class A common stock and common operating partnership units and equivalents from Supplemental Schedule 4; 1.9M common shares equivalent related to the assumption of Class W preferred share conversion; and other equivalents related to restricted stock and options exercisable up to $69.50 per share. NAV and NAV per share for each line in the "NAV Splits" table is calculated by taking GAV identified in that line less property and corporate debt plus Preferred shares of $6,826 (see footnote 7). The debt is allocated to each line based on the GAV percentage share of the line in relation to total GAV. Please refer to Aimco's 4th quarter 2006 earnings release and supplemental schedules (available on Aimco's Website) for components of asset value calculations: